Basis of preparation	12 Months Ended
Dec. 31, 2019
Basis Of Presentation [Abstract]
Basis of preparation
Basis of preparation
The consolidated financial statements of Nomad and its subsidiaries (the “Company” or “Nomad”) have been prepared in accordance with International Financial Reporting Standards issued by the International Accounting Standards Board. These consolidated financial statements are also in accordance with International Financial Reporting Standards as adopted by the European Union. References to "Iglo" or "Findus" refer to the groups of companies separately acquired by Nomad in June and November 2015, respectively.
Impact of adoption of IFRS 16
On January 1, 2019, the Company adopted IFRS 16 Leases, which sets out the principles for the recognition, measurement, presentation and disclosure of leases and replaces IAS 17 ‘Leases’. The standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. The Standard also contains enhanced disclosure requirements for lessees.
The Company has applied the modified retrospective approach allowed by IFRS 16 and so comparative figures have not been restated. All right-of-use assets have been measured at the amount of the lease liability on adoption (adjusted for any prepaid or accrued lease expenses). The Company has also elected to apply the practical expedients in IFRS 16 for short-term leases and leases for which the underlying asset is of low value. The weighted-average incremental borrowing rate for lease liabilities initially recognized as of January 1, 2019, was 2.9%, with the exception of a significant lease of a cold store in Bjuv, Sweden for which a rate of 6.3% has been used to reflect the specific nature of the asset and length of the lease term.
As a result of the adoption of this standard, the Company has capitalized eligible operating leases under the classification right-of-use assets within property, plant & equipment. The total amount capitalized on transition is €83.9 million. The discounted present value of lease payments has also been recognized as a lease payable of €120.8 million.
As a consequence of transition, the onerous lease recognized in relation to a factory and cold store in Bjuv, Sweden as presented in Note 24 of €66.9 million has been released as an adjustment to opening equity attributable to the parent as at January 1, 2019. The value of the right-of-use-asset recognized in relation to this lease has been subject to an impairment review on transition so that the value of the asset recognized is €35.6 million less than the lease payable. The net effect of these two adjustments of €31.3 million has been recognized as an increase in equity attributable to the parent.
Payments for leases recognized in the Statement of Financial Position have become financing cash flows. As a result, the Company has seen a reduction in operating cash outflows, with a corresponding increase in financing cash outflows, based on leases in place as of the transition date.
Within the Statement of Profit or Loss, a straight-line depreciation expense on the right-of-use-asset over the life of the lease and a front-loaded interest expense on the lease payable has replaced the operating lease expense. The actual impact of IFRS 16 on our profits depends not only on the lease agreements in effect at the time of adoption but also on new lease agreements entered into or terminated in 2019. The profit before tax for the year ended December 31, 2019, has been negatively impacted by €2.8 million as a result of adopting the new rules. Adjusted EBITDA for the year ended December 31, 2019, has increased by €17.7 million as the operating lease expenses were previously included within Adjusted EBITDA but the depreciation on the right-of-use-asset for the year ended December 31, 2019, of €16.1 million as well as the interest on the lease liability are excluded. The impact of IFRS 16 adversely impacted EPS by €0.01.
Summary of adjustments to the Statement of Financial Position arising from application of IFRS 16 as of January 1, 2019:

	Opening balance as reported	Transition adjustments	Opening balance IFRS 16
	€m	€m	€m
Property, plant and equipment	348.8	83.9	432.7
Current loans and borrowings	(21.4)	(20.4)	(41.8)
Non-current loans and borrowings	(1,742.9)	(100.4)	(1,843.3)
Current provisions	(44.3)	3.6	(40.7)
Non-current provisions	(69.4)	63.3	(6.1)
Trade and other payables	—	1.3	1.3
Accumulated deficit reserve	167.9	(31.3)	136.6

Reconciliation from operating lease commitments to lease liability
On adoption of IFRS 16, the group recognized lease liabilities in relation to leases which had previously been classified as ‘operating leases’ under the principles of IAS 17 Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the lessee’s incremental borrowing rate as of January 2019.

€m
Operating lease commitments disclosed as at December 31, 2018	181.6
Discounted using the incremental borrowing rate at January 1, 2019	(54.9)
Less: short-term and low value leases recognized on a straight-line basis as expense	(2.0)
Less: contracts assessed as service agreements	(8.1)
Add: adjustments as a result of a different treatment of extension and termination options	4.2
Lease liability as at January 1, 2019	120.8

Amended standards early adopted
The Company has elected to early adopt the ‘Amendments to IAS 39 and IFRS 7 Interest Rate Benchmark Reform’ issued in September 2019. In accordance with the transition provisions, the amendments have been adopted retrospectively to hedging relationships that existed at the start of the reporting period and to the amount accumulated in the cash flow hedge reserve at that date.
The amendments provide temporary relief from applying specific hedge accounting requirements to hedging relationships directly affected by IBOR reform. The reliefs have the effect that IBOR reform should not generally cause hedge accounting to terminate. However, any hedge ineffectiveness continues to be recorded in the Statement of Profit or Loss.
In summary, the reliefs provided by the amendments that apply are:
• When considering the ‘highly probable’ requirement, the Company has assumed that the LIBOR interest rate on which our hedged debts are based does not change as a result of IBOR reform.
• In assessing whether the hedge is expected to be highly effective on a forward-looking basis, the Company has assumed that the LIBOR interest rate on which the cash flows of the hedged debt and the interest rate swap that hedges it are based is not altered by IBOR reform.
• The Company will not discontinue hedge accounting during the period of IBOR-related uncertainty solely because the retrospective effectiveness falls outside the required 80-125% range.
• The Company has not recycled the cash flow hedge reserve relating to the period after the reforms are expected to take effect.

Note 33 provides the required disclosures of the uncertainty arising from IBOR reform for hedging relationships for which the reliefs have been applied.
Other
The Company’s financial statements and notes are presented in the reporting currency of millions of Euros. All financial information has been rounded to the nearest €0.1 million, except where otherwise indicated.
The consolidated financial statements were approved for issuance by the Board of Directors of Nomad Foods Limited on February 25, 2020. The Directors have, at the time of approving the financial statements, a reasonable expectation that Nomad has adequate resources to continue in operational existence for the foreseeable future given the cash funds available and the current forecast cash outflows. Thus, Nomad continues to adopt the going concern basis of accounting in preparing the financial statements.